SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 12, 2001

INTERNATIONAL LEASE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

California	0-11350	22-3059110

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Avenue of the Stars, 39th Floor, Los Angeles, California	90067

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (310) 788-1999

(Former name or former address, if changed since last report.)

Not applicable.

Item 7. Financial Statements and Exhibits
Exhibit 1.1
Exhibit 4.1
Exhibit 4.2
Exhibit 4.3
Exhibit 4.4
Exhibit 5.1

Item 7. Financial Statements and Exhibits

(c)	Exhibits

1.1	Underwriting Agreement, dated October 12, 2001, between the Registrant and Lehman Brothers Inc., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Commerzbank Capital Markets Corp., Banc of America Securities LLC, J.P. Morgan Securities Inc., SG Cowen Securities Corporation and Tokyo-Mitsubishi International plc, relating to the Registrant’s 5-3/4% Notes due October 15, 2006 and Floating Rate Notes due October 18, 2004 (the “Notes”).

4.1	Officers’ Certificate (without exhibits), dated October 17, 2001, establishing the terms of the 5-3/4% Notes due October 15, 2006.

4.2	Officers’ Certificate (without exhibits), dated October 17, 2001, establishing the terms of the Floating Rate Notes due October 18, 2004.

4.3	Form of certificate for the 5-3/4% Notes due October 15, 2006.

4.4	Form of certificate for the Floating Rate Notes due October 18, 2004.

5.1	Opinion of O’Melveny & Myers LLP regarding the legality of the Notes.

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto).

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION

/s/ Alan H. Lund
By:	Alan H. Lund Executive Vice President, Co-Chief Operating Officer and Chief Financial Officer

DATED:   October 17, 2001